Form N-SAR

Sub-Item 77Q1 (a)
Copies of any material amendments to registrant's charter or by-laws 333-33978, 811-09885

Sixteenth Amendment dated March 14, 2008 to Janus Adviser Series' Amended and Restated Trust Instrument is incorporated herein by reference to
Exhibit 1(z) to Post-Effective Amendment No. 44 to Janus Adviser Series registration statement on Form N-1A, filed on May 30, 2008; accession number 0000950134-08-010466 (File No. 333-33978).